Exhibit 10.1

GENERAL MOLY, INC.

UNIT SUBSCRIPTION AGREEMENT

10% SENIOR CONVERTIBLE PROMISSORY NOTES AND WARRANTS

THIS UNIT SUBSCRIPTION AGREEMENT (the “Agreement”) dated as of December 22, 2014, is made and entered into by and among General Moly, Inc., a Delaware corporation (the “Company”), and each of the persons (each an “Investor” and collectively the “Investors”) whose names are set forth on the Schedule of Investors attached hereto as Exhibit A (the “Schedule of Purchasers”).

RECITALS

WHEREAS, the Company desires to sell to the Investors, and the Investors desire to purchase, in aggregate, a minimum of ninety thousand (90,000) Units (as defined below) and a maximum of one hundred twenty thousand (120,000) Units; and

WHEREAS, each Unit offered shall consist of (i) one 10% Senior Convertible Promissory Note with an original principal amount of $100 in substantially the form attached hereto as Exhibit B (the “Notes”) and (ii) 100 warrants, each exercisable for one share of Common Stock (as defined below) over a five (5) year period at $1.00 per share, in substantially the form attached hereto as Exhibit C (the “Warrants”).

NOW, THEREFORE, In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

AGREEMENT

1.                                      Certain Definitions:

“1933 Act” means the Securities Act of 1933, as amended.

“Action” has the meaning set forth in Section 3.10.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such Person.  As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

“Agreement” has the meaning set forth in the Recitals.

“Audited Financial Statements” has the meaning set forth in Section 3.9(d).

“Blue Sky Laws” means any state securities or “blue sky” laws.

“Business Day” means any day other than a Saturday, Sunday or any other day on which The Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

“Bylaws” has the meaning set forth in Section 3.2.

“Certificate of Incorporation” has the meaning set forth in Section 3.2.

“Closing Date” has the meaning set forth in Section 2.2.

“Closing” has the meaning set forth in Section 2.2.

“Common Stock” means the Company’s Common Stock, $0.001 par value per share, authorized as of the date hereof, and any stock of any class or classes (however designated) hereafter authorized upon reclassification thereof, which, if the Board of Directors declares a dividend or distribution, has the right to participate in the distribution of earnings and assets of the Company after the payment of dividends or other distributions on any shares of capital stock of the Company entitled to a preference and in the voting for the election of directors of the Company.

“Company” has the meaning set forth at the head of this Agreement and any corporation or other entity which shall succeed to or assume, directly or indirectly, the obligations of the Company hereunder.  The term “corporation” shall include an association, joint stock company, business trust, limited liability company or other similar organization.

“Company Disclosure Letter” means the disclosure letter dated the date of this Agreement delivered to the Investors prior to the execution of this Agreement, which letter is incorporated in this Agreement.

“Company IP” has the meaning set forth in Section 3.12(a).

“Contemplated Transactions” has the meaning set forth in Section 3.1(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Financial Statements” has the meaning set forth in Section 3.9(d).

“Governmental Body” shall mean any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature in the United States; (ii) federal, state, local, municipal, foreign or other government; or (iii) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or entity and any court or other tribunal) in the United States.

“Indemnified Party” has the meaning set forth in Section 6.2(b).

“Indemnifying Party” has the meaning set forth in Section 6.2(c).

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“Intercreditor Agreement” means the Intercreditor Agreement to be dated as of December 26, 2014, by and among all Holders of the Notes.

“Investor” shall mean each Investor who purchases Units hereunder.

“Investor Majority” shall mean (a) until Closing, Investors who have subscribed for a majority of the Units then subscripted for and (b) thereafter, Investors (or their assignees in private transactions) who hold more than fifty percent (50%) of the Units.

“Knowledge” shall mean, with respect to a particular fact or other matter, the knowledge, after reasonable investigation, of the Chief Executive Officer or Chief Financial Officer of the Company.

“Legal Requirement” has the meaning set forth in Section 3.8.

“Losses” has the meaning set forth in Section 6.2(b).

“Material Adverse Effect” has the meaning set forth in Section 3.1(a).

“Material Agreement” has the meaning set forth in Section 3.7.

“Note” has the meaning set forth in the Recitals.

“Person” means any individual, sole proprietorship, partnership, corporation, limited liability company, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity, any university or similar institution, or any government or any agency or instrumentality or political subdivision thereof.

“Purchased Notes” has the meaning set forth in Section 2.1(a).

“Purchased Warrants” has the meaning set forth in Section 2.1(a).

“Registration Rights Agreement” has the meaning set forth in Section 6.6.

“Rule 144” means Rule 144 promulgated under the 1933 Act or any successor or substitute rule, law or provision.

“SEC” means the Securities and Exchange Commission.

“SEC Documents” has the meaning set forth in Section 3.9(a).

“Securities” has the meaning set forth in Section 2.1(a).

“Subsidiary” means any significant subsidiary (as defined under Rule 1.02(w) of Regulation S-X promulgated by the SEC) of the Company.

“Transaction Documents” means this Agreement, the Notes, the Warrants, the Registration Rights Agreement and the Intercreditor Agreement.

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“Unaudited Financial Statements” has the meaning set forth in Section 3.9(d).

“Underlying Securities” means the shares of Common Stock or other securities or property issued or from time to time issuable upon conversion of the Notes or exercise of the Warrants.

“Unit” means a unit consisting of (i) one (1) Note with an initial principal amount of $100 and (ii) one hundred (100) Warrants.  For avoidance of doubt, the Warrants shall remain outstanding in the event that the Company exercises its right to redeem the Notes in accordance with their terms.

“Warrant” has the meaning set forth in the Recitals.

2.                                      Purchase and Sale of Units.

2.1                               Sale and Issuance of Securities.

(a)                                 The Company shall sell to the Investors, and the Investors shall purchase from the Company, Units at a price per Unit equal to $100.00.  The Notes sold as a component of the Units are referred to as the “Purchased Notes” and the Warrants sold as a component of the Units are referred to as the “Purchased Warrants,” and collectively with the Purchased Notes, the “Securities.”

(b)                                 The number of Units to be purchased by each Investor from the Company is set forth on the signature page hereto, subject to acceptance, in whole or in part, by the Company.

2.2                               Closing.  The closing (the “Closing”) of the purchase and sale of the Securities hereunder shall take place on December 26, 2014 or such other date thereafter but no later than December 31, 2014, as shall be determined by the Company with the consent of the Investor Majority (the “Closing Date”).  The Closing shall take place at the offices of Bryan Cave LLP, counsel to the Company, in Denver, Colorado, or at such other location as is mutually acceptable to the Investor Majority and the Company, subject to fulfillment of the conditions to the Closing set forth in the Agreement.  At the Closing:

(a)                                 each Investor purchasing Securities at the Closing shall deliver to the Company or its designees prior to the Closing by wire transfer or such other method of payment as the Company shall approve, an amount equal to the purchase price of the Securities purchased by such Investor hereunder, as set forth opposite such Investor’s name on the signature pages hereof;

(b)                                 the Company shall deliver to each Investor one or more Notes registered in the name of the Investor, or in such nominee name(s) as designated by the Investor in writing, representing the number of Purchased Notes as set forth opposite such Investor’s name on the signature page hereof; and

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(c)                                  the Company shall issue and deliver to each Investor purchasing Securities at the Closing the Warrants, registered in the name of such Investor, pursuant to which such Investor shall have the right to acquire the number of Underlying Securities as set forth opposite such Investor’s name on the signature page hereof on the terms set forth therein.

2.3                               Investors’ Conditions to Closing.  The obligation of the Investors to complete the purchase of the Securities at the applicable Closing is subject to the Company delivering Securities as set forth in Section 2.2 and to fulfillment of the following conditions:

(a)                                 the representation and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and the Company shall have performed in all material respects all covenants and other obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Investors shall have received a certificate signed on behalf of the Company by an authorized officer of the Company to such effect;

(b)                                 the Company shall deliver to Investors executed copies of the Registration Rights Agreement;

(c)                                  the Company shall deliver to Investors a certified copy of its Certificate of Incorporation, and a Certificate of Good Standing from the Secretary of State of the State of Delaware dated as of a recent date; and

(d)                                 the Company shall have executed and delivered all other documents reasonably requested by counsel for the Investors.

2.4                               Company’s Conditions to Closing.  The obligation of the Company to complete the sale of the Units at the Closing is subject to fulfillment of the following conditions:

(a)                                 the representation and warranties of the Investors set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent such representations and warranties speak as of an earlier date), in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and

(b)                                 such Investors shall have performed in all material respects all covenants and other obligations required to be performed by them under this Agreement, if any, at or prior to the Closing Date.

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3.                                      Representations and Warranties of the Company.  The Company hereby represents and warrants to each of the Investors as follows:

3.1                               Corporate Organization; Authority; Due Authorization.

(a)                                 The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has the corporate power and authority to own or lease its properties as and in the places where its business is now conducted and to carry on its business as now conducted, and (iii) is duly qualified as a foreign corporation authorized to do business in every jurisdiction where the failure to so qualify, individually or in the aggregate, would have a material adverse effect on the operations, assets, liabilities, financial condition or business of the Company and its Subsidiaries taken as a whole (a “Material Adverse Effect”).  Set forth in Section 3.1(a) of the Company Disclosure Letter is a complete and correct list of all Subsidiaries.  Each Subsidiary is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have, individually or in the aggregate, a Material Adverse Effect.

(b)                                 The Company (i) has the requisite corporate power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to incur the obligations herein and therein and (ii) has been authorized by all necessary corporate action to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby (the “Contemplated Transactions”).  This Agreement is and each of the other Transaction Documents will be on the Closing Date a valid and binding obligation of the Company enforceable in accordance with its terms except as limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity).

3.2                               Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of (a) two hundred million (200,000,000) shares of Common Stock, $0.001 par value, of which 92,022,635 shares are issued and outstanding and (b) ten million (10,000,000) shares of preferred stock, $.001 per value, of which none are issued and outstanding.  Except as contemplated by this Agreement or as set forth in Section 3.2 of the Company Disclosure Letter, there are (A) no outstanding subscriptions, warrants, options, conversion privileges or other rights or agreements obligating the Company to purchase or otherwise acquire or issue any shares of capital stock of the Company (or shares reserved for such purpose), (B) no preemptive rights contained in the Company’s Certificate of Incorporation,

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as amended (the “Certificate of Incorporation”), the Company’s Amended and Restated Bylaws (the “Bylaws”) or contracts to which the Company is a party or other rights of first refusal with respect to the issuance of additional shares of capital stock of the Company, including without limitation the Securities and the Underlying Securities, and (C) no commitments or understandings (oral or written) of the Company to issue any shares, warrants, options or other rights to acquire any equity securities of the Company.  Except as set forth in Section 3.2 of the Company Disclosure Letter, no Persons have any anti-dilution rights of any kind, whether triggered by the Contemplated Transactions or otherwise.  To the Company’s Knowledge, except as set forth in Section 3.2 of the Company Disclosure Letter, none of the shares of Common Stock are subject to any stockholders’ agreement, voting trust agreement or similar arrangement or understanding.  The Company has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter.

3.3                               Validity of Securities.  The issuance of the Securities has been duly authorized by all necessary corporate action on the part of the Company.

3.4                               Underlying Securities.  (a) The issuance of the Underlying Securities upon exercise of the Purchased Notes and the Purchased Warrants has been duly authorized, (b) the Underlying Securities prior to such exercise will have been duly reserved for issuance upon such exercise and (c) when so issued, the Underlying Securities will be validly issued, fully paid and non-assessable.

3.5                               Private Offering.  Neither the Company nor anyone authorized to act on its behalf has within the last twelve (12) months issued, sold or offered any security of the Company (including, without limitation, any Common Stock, notes of similar tenor to the Purchased Notes, or warrants of similar tenor to the Purchased Warrants) to any Person under circumstances that would cause the issuance and sale of the Securities, as contemplated by this Agreement, to the Company’s Knowledge to be subject to the registration requirements of Section 5 of the 1933 Act.  The Company agrees that neither the Company nor anyone authorized to act on its behalf will offer the Securities or any part thereof or any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone so as to make the issuance and sale of the Securities subject to the registration requirements of Section 5 of the 1933 Act.

3.6                               Brokers and Finders.  Except as set forth in Section 3.6 of the Company Disclosure Letter, the Company has not retained any broker, investment banker or finder in connection with the Contemplated Transactions and will not owe any fees to any broker, investment banker or finder under a tail or similar covenant from an earlier engagement or financing.

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3.7                               No Conflict; Required Filings and Consents.

(a)                                 The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company do not, and the consummation by the Company of the Contemplated Transactions will not, (i) conflict with or violate the Certificate of Incorporation or the Bylaws of the Company or its Subsidiaries, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, result in the loss of a material benefit under, or give to others any right of purchase or sale, or any right of termination, amendment, acceleration, increased payments or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Company or of any of its Subsidiaries pursuant to, any material note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or of any of its Subsidiaries or any property or asset of the Company or of any of its Subsidiaries is bound or affected (the “Material Agreements”); except, in the case of clauses (ii) and (iii) above, for any such conflicts, violations, breaches, defaults or other occurrences that would not prevent or delay consummation of any of the Contemplated Transactions in any material respect or otherwise prevent the Company from performing its obligations under this Agreement or any of the other Transaction Documents in any material respect, and would not, individually or in the aggregate, have a Material Adverse Effect.

(b)                                 The execution and delivery of this Agreement and the other Transaction Documents by the Company do not, and the performance of this Agreement and the other Transaction Documents and the consummation by the Company of the Contemplated Transactions will not, require, on the part or in respect of the Company, any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body (as hereinafter defined) except for the filing of a Form D with the SEC and applicable requirements, if any, of the Exchange Act or Blue Sky Laws, and any approval required by applicable rules of the markets in which the Company’s securities are traded.

3.8                               Compliance.  Except as set forth in the SEC Documents or in Section 3.8 of the Company Disclosure Letter, neither the Company nor any Subsidiary is in conflict with, or in default or violation of (i) any law, rule, regulation, order, judgment or decree applicable to the Company or such Subsidiary or by which any property or asset of the Company or such Subsidiary is bound or affected (“Legal Requirement”), or (ii) any Material Agreement, in each case except for any such conflicts, defaults or violations that would not, individually or in the aggregate, have a Material Adverse Effect.  Neither the Company nor any Subsidiary has received any written notice or other communication from any Governmental Body

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regarding any actual or possible violation of, or failure to comply with, any Legal Requirement, except any such violations or failures that would not, individually or in the aggregate, have a Material Adverse Effect.

3.9                               SEC Documents; Financial Statements.

(a)                                 The information contained in the following documents, did not, as of the date of the applicable document, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, as of their respective filing dates or, if amended, as so amended (the following documents, collectively, the “SEC Documents”), provided that the representation in this sentence shall not apply to any misstatement or omission in any SEC Document filed prior to the date of this Agreement which was superseded by a subsequent SEC Document filed prior to the date of this Agreement:

(i)                                     the Company’s Annual Report on Form 10-K for the year ended December 31, 2013;

(ii)                                  the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2014; and

(iii)                               the Company’s Current Report on Form 8-K filed on June 20, 2014.

(b)                                 The Company has filed all forms, reports and documents required to be filed by it with the SEC for the 12 months preceding the date of this Agreement, including without limitation the SEC Documents.  As of their respective dates, the SEC Documents filed prior to the date hereof complied as to form in all material respects with the applicable requirements of the 1933 Act, the Exchange Act, and the rules and regulations thereunder.

(c)                                  The Company’s Annual Report on Form 10-K for the year ended December 31, 2013, includes audited consolidated balance sheets as of December 31, 2013 and 2012, consolidated statements of operations and consolidated statements of cash flows for the one year periods then ended (the “Audited Financial Statements”), and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, includes unaudited consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows for the nine (9) month periods ended September 30, 2013 and September 30, 2104 (the “Unaudited Financial Statements,” and collectively with the Audited Financial Statements, the “Financial Statements”).

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(d)                                 The Financial Statements (including the related notes and schedules thereto) fairly present in all material respects the consolidated financial position, the results of operations, retained earnings or cash flows, as the case may be, of the Company for the periods set forth therein (subject, in the case of the Unaudited Financial Statements, to normal year-end audit adjustments that would not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein.

3.10                        Litigation.  Except as set forth in the SEC Documents or in Section 3.10 of the Company Disclosure Letter, there are no claims, actions, suits, investigations, inquiries or proceedings (each, an “Action”) pending against the Company or any of its Subsidiaries or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, at law or in equity, or before or by any court, tribunal, arbitrator, mediator or any federal or state commission, board, bureau, agency or instrumentality, that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.  Except as set forth in the SEC Documents or in Section 3.10 of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

3.11                        Absence of Certain Changes.  Except as specifically contemplated by this Agreement or as set forth in Section 3.11 of the Company Disclosure Letter or in the SEC Documents, since September 30, 2014, there has not been (a) any material adverse change in the business, prospects or financial condition of the Company; (b) any dividends or other distribution of assets to stockholders of the Company; (c) any acquisition (by merger, consolidation, acquisition of stock or assets or otherwise) of any Person by the Company; or (d) any transactions, other than in the ordinary course of business, consistent in all material respects with past practices, with any of its officers, directors or principal stockholders or any of their respective Affiliates.

3.12                        Intellectual Property.

(a)                                 To the Knowledge of the Company, it owns, or has the right to use, sell or license all intellectual property reasonably required for the conduct of its business as presently conducted (collectively, the “Company IP”) except for any failure to own or have the right to use, sell or license the Company IP that would not have a Material Adverse Effect.

(b)                                 The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not constitute a breach of any instrument or agreement governing any Company IP, will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Company IP or impair the right of the Company and its

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Subsidiaries to use, sell or license any Company IP, except for the occurrence of any such breach, forfeiture, termination or impairment that would not, individually or in the aggregate, result in a Material Adverse Effect.

(c)                                  (i) None of the manufacture, marketing, license, sale and use of any product currently licensed or sold by the Company or any of its Subsidiaries violates any license or agreement between the Company or any of its Subsidiaries and any third party or, to the Knowledge of the Company, infringes any intellectual property right of any other party; and (ii) there is no pending or, to the Knowledge of the Company, threatened claim or litigation contesting the validity, ownership or right to use, sell, license or dispose of any Company IP; except, with respect to clauses (i) and (ii), for any violations, infringements, claims or litigations that would not, individually or in the aggregate, have a Material Adverse Effect.

3.13                        No Adverse Actions.  Except as set forth in the SEC Documents or in Section 3.13 of the Company Disclosure Letter, there is no existing, pending or, to the Knowledge of the Company, threatened termination, cancellation, limitation, modification or change in the business relationship of the Company or any of its Subsidiaries, with any supplier, customer or other Person except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

3.14                        Registration Rights.  Except as set forth in the Registration Rights Agreement or in Section 3.14 of the Company Disclosure Letter, the Company is not under any obligation to register under the 1933 Act any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities nor is the Company obligated to register or qualify any such securities under any Blue Sky Laws.

3.15                        Corporate Documents.  The Company’s Certificate of Incorporation and Bylaws, each as amended to date, which are certified as of the Closing Date are true, correct and complete and contain all amendments thereto.

4.                                      Representations and Warranties of the Investors.  Each Investor represents and warrants to the Company as follows:

4.1                               Authorization.  If an entity, such Investor (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and (ii) has the power and authority to own and hold the Units.  Such Investor (x) has full power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and to incur the obligations herein and therein and (y) if applicable, has been authorized by all necessary corporate or equivalent action to execute, deliver and perform this Agreement and the other Transaction Documents and to consummate the Contemplated Transactions.  This Agreement is and each of the other Transaction Documents will be upon the

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execution and delivery by such Investor, a valid and binding obligation of such Investor enforceable in accordance with its terms, except as limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights and the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or equity).

4.2                               Brokers and Finders.  Such Investor has either not retained an investment banker, broker or finder, or has provided the name and information concerning such entity to the Company on or prior to the Closing Date.

4.3                               No Governmental Review.  Such Investor understands that no United States Federal or state agency or any other Governmental Body has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor has any agency or other Governmental Body passed upon or endorsed the merits of the offering of the Securities.

4.4                               Accredited Investor Status. As more fully set forth in the Accredited Investor Questionnaire to be delivered by the Investor to the Company in the form attached hereto as Exhibit E, the Investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act.  The information provided by the Investor in the Questionnaire is true, complete and correct in all respects.

4.5                               No Conflict; Required Filings and Consents.

(a)                                 The execution, delivery and performance of this Agreement and the other Transaction Documents by each Investor do not, and the consummation by such Investor of the Contemplated Transactions will not, (i) if such Investor is an entity, conflict with or violate the certificate of incorporation or the bylaws (or equivalent or comparable documents) of such Investor, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Investor or by which any property or asset of such Investor is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, result in the loss of a material benefit under, or give to others any right of purchase or sale, or any right of termination, amendment, acceleration, increased payments or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of such Investor pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Investor is a party or by which such Investor or any property or asset of such Investor is bound or affected; except, for any such conflicts, violations, breaches, defaults or other occurrences that would not prevent or delay consummation of any of the Contemplated Transactions in any material respect or otherwise prevent such Investor

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from performing its obligations under this Agreement or any of the other Transaction Documents in any material respect.

(b)                                 The execution and delivery of this Agreement and the other Transaction Documents by each Investor do not, and the performance of this Agreement and the other Transaction Documents and the consummation by such Investor of the Contemplated Transactions will not, require, on the part or in respect of such Investor, any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body.

5.                                      Securities Laws.

5.1                               Securities Laws Representations and Covenants of Investors.

(a)                                 Each Investor represents and warrants to the Company that: this Agreement is made by the Company with such Investor in reliance upon such Investor’s representation to the Company, which by such Investor’s execution of this Agreement such Investor hereby confirms, that the Securities to be received by such Investor will be acquired for investment for such Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof such that such Investors would constitute an “underwriter” under the 1933 Act; provided that this representation and warranty shall not limit (i) the Investor’s right to sell the Underlying Securities in compliance with an exemption from registration under the 1933 Act and in compliance with all applicable federal securities laws and Blue Sky Laws or (ii) the Investor’s rights to indemnification under this Agreement.

(b)                                 Each Investor understands and acknowledges that (i) the offering of the Securities pursuant to this Agreement will not be registered under the 1933 Act or qualified under any Blue Sky Laws on the grounds that the offering and sale of the Securities are exempt from registration and qualification, respectively, under the 1933 Act and the Blue Sky Laws, (ii) nothing in this Agreement or any of the other Transaction Documents or in any other materials presented by or on behalf of the Company to such Investor in connection with the purchase of Securities constitutes legal, tax or investment advice, (iii) such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities and (iv) if the Securities have not been registered under the 1933 Act and Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

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(c)                                  Each Investor covenants that, unless the Purchased Notes, the Purchased Warrants, the Underlying Securities or any other shares of capital stock of the Company received in respect of the foregoing have been registered, such Investor will not dispose of such securities unless and until such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with an opinion of counsel reasonably satisfactory in form and substance to the Company to the effect that (i) such disposition will not require registration under the 1933 Act and (ii) appropriate action necessary for compliance with the 1933 Act, all applicable Blue Sky Laws and any other applicable state, local or foreign law has been taken; provided, however, that if an Investor provides such an opinion reasonably satisfactory in form and substance to the Company, the Company will bear the reasonable expense thereof.

(d)                                 Each Investor represents to the Company that: (i) such Investor is able to fend for itself in the Contemplated Transactions; (ii) such Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such Investor’s prospective investment in the Securities and has so evaluated the merits and risks of such investment; (iii) such Investor has the ability to bear the economic risks of such Investor’s prospective investment and can afford the complete loss of such investment; (iv) such Investor has been furnished with and has reviewed the SEC Documents and the Company Disclosure Letter; (v) such Investor has been furnished with and has had access to such information as is in the SEC Documents and in the Company Disclosure Letter, together with the opportunity to obtain such additional information as it requested to verify the accuracy of the information contained therein or otherwise supplied to such Investor so that such Investor can make an informed investment decision with respect to an investment in the Securities; (vi) such Investor has had access to officers of the Company and an opportunity to ask questions of and receive answers from such officers and has had all questions that have been asked by such Investor satisfactorily answered by the Company; and (vii) such Investor is not subscribing to purchase the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a Person not previously known to such Investor in connection with investments in securities generally.

(e)                                  Each Investor represents to the Company that: such Investor: (i) was qualified at the time such Investor was offered the securities, (ii) qualifies on the date hereof, and (iii) will qualify on the Closing Date, as an “accredited investor” as such term is defined under Rule 501 promulgated under the 1933 Act.  Any Investor that is a corporation, a partnership, a limited liability company, a trust or other business entity further represents

14

to the Company that it has not been organized for the purpose of purchasing the Securities.

(f)                                   By acceptance hereof, each Investor acknowledges that the Purchased Notes, the Purchased Warrants, the Underlying Securities and any shares of capital stock of the Company received in respect of the foregoing held by it may not be sold by such Investor without registration under the 1933 Act or an exemption therefrom, and therefore such Investor may be required to hold such securities for an indeterminate period.

(g)                                  In connection with any transfer of Securities made by each Investor in compliance with the provisions of this Agreement, such Investor will cause each proposed transferee of such Securities to agree and take hold such Securities subject to the provisions of this Agreement.

(h)                                 The representations, warranties and covenants of each Investor in this Agreement are made severally and not jointly.

5.2                               Legends.  All certificates for the Purchased Notes, Purchased Warrants and the Underlying Securities, and each certificate representing any shares of capital stock of the Company or other securities or property received in respect of the foregoing, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate (unless otherwise permitted herein) shall bear the following legend, unless such securities have been registered under the 1933 Act:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (I) SUCH REGISTRATION OR (II) AN EXEMPTION THEREFROM AND, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.”

6.                                      Additional Covenants of the Company.

6.1                               Reports, Information, Securities.

(a)                                 The Company shall cooperate with each Investor in supplying such information as may be reasonably requested by such Investor to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of the safe harbor pursuant to Rule 144 for the sale of any of the Purchased Notes, the Purchased

15

Warrants, the Underlying Securities and shares of capital stock of the Company received in respect of the foregoing.

(b)                                 The Company shall keep reserved for issuance a sufficient number of authorized but unissued shares of Common Stock (or other securities or property into which the Purchased Notes and Purchased Warrants are then exercisable) so that the Purchased Notes and the Purchased Warrants may be converted or exercised to purchase Common Stock (or such other securities or property) at any time.

6.2                               Expenses; Indemnification.

(a)                                 The Company agrees to pay on the Closing Date and save the Investors harmless against liability for (i) the payment of any stamp or similar taxes (including interest and penalties, if any) that may be determined to be payable in respect of the execution and delivery of this Agreement, and the issue and sale of any Securities and the Underlying Securities, (ii) the expense of preparing and issuing the certificates for the Securities and the Underlying Securities, and (iii) the cost of delivering the Securities and the Underlying Securities of each Investor to such Investor’s address, insured in accordance with customary practice.  Each Investor shall be responsible for its out-of-pocket expenses arising in connection with the Contemplated Transactions.

(b)                                 The Company hereby agrees and acknowledges that the Investors have been induced to enter into this Agreement and to purchase the Securities hereunder, in part, based upon the representations, warranties, agreements and covenants of the Company contained herein.  The Company hereby agrees to pay, indemnify and hold harmless the Investors and any director, officer, partner, member, employee or other affiliate of any Investor (each, an “Indemnified Party”) against all claims, losses and damages resulting from any and all legal or administrative proceedings, including without limitation, reasonable attorneys’ fees and expenses incurred in connection therewith (but in no event for more than one law firm, selected by the Investor Majority, for all the Investors) (collectively, “Losses”), resulting from a breach by the Company of any representation or warranty of the Company contained herein or the failure of the Company to perform any agreement or covenant made herein;

(c)                                  As soon as reasonably practicable after receipt by any Indemnified Party of notice of any Losses in respect of which the Company (the “Indemnifying Party”) may be required to provide indemnification thereof under this Section 6.2, the Indemnified Party shall give written notice thereof to the Indemnifying Party.  The Indemnified Party may, at its option, claim indemnity under this Section 6.2 as soon as a claim has been threatened by a third party, regardless of whether any actual Losses have been suffered, so long as counsel for such Indemnified Party shall in good

16

faith determine that such claim is not frivolous and that the Indemnifying Party may be required to provide indemnification therefor as a result thereof and shall give notice of such determination to the Indemnifying Party.  The Indemnified Party shall permit the Indemnifying Party at the Indemnifying Party’s option and expense, to assume the defense of any such claim by counsel mutually and reasonably satisfactory to the Indemnifying Party and a majority in interest of the Indemnified Parties and to settle or otherwise dispose of the same; provided, however, that each Indemnified Party may at all times participate in such defense at such Indemnified Party’s expense; and provided further, however, that the Indemnifying Party shall not, in defense of any such claim, except with the prior written consent of the Indemnified Party, consent to the entry of any judgment or settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff in question to such Indemnified Party of a release of all liabilities in respect of such claim.  If the Indemnifying Party does not promptly assume the defense of such claim or if any such counsel is unable to represent one or more of the Indemnified Parties due to a conflict of interest, then an Indemnified Party may assume, to the extent separable, the defense of such portion of the claim as to which the conflict arose (and, if not separable, the entire claim) and be entitled to indemnification and prompt reimbursement from the Indemnifying Party for such Indemnified Party’s reasonable costs and expenses incurred in connection therewith, including without limitation, reasonable attorneys’ fees and expenses (not to exceed the cost of more than one law firm for all Investors).  Such fees and expenses shall be reimbursed to the Indemnified Parties as soon as practicable after submission of invoices to the Indemnifying Party.

6.3                               Integration with Subsequent Transactions.  The Company shall not directly or indirectly, sell, offer for sale or solicit offers to buy or otherwise negotiate with respect of any security (as defined in Section 2 of the 1933 Act) of the same or similar class as the Units that would (i) be integrated with the offer or sale of the Units in a manner that would require the registration under the 1933 Act of the sale of the Units to the Investor; (ii) cause the offer and sale of the Units to fail to be entitled to the exemption from registration afforded by Section 4(a)(2) of the 1933 Act; or (iii) be integrated with the offer or sale of the Units for purposes of the rules or regulations of any national securities exchange on which the Company’s Common Stock are listed or designated such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained prior to the closing of such subsequent transactions.  As used in this Agreement, the terms “offer” and “sale” shall have the meanings specified in Section 2(3) of the 1933 Act.

6.4                               Form D and Blue Sky.  The Company agrees to file a Form D with respect to the Units as required under Regulation D promulgated under the 1933 Act and to promptly provide a copy thereof to the Investor who requests a copy after such filing by reference to the web site www.sec.gov maintained by the SEC.  The

17

Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Units for sale to the Investors at Closing pursuant to this Agreement under the applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and if requested by an Investor, shall provide evidence of any such action so taken.  The Company shall make such filings and reports relating to the offer and sale of the Units, including but not limited to Form D if required in any state, as required under applicable Blue Sky laws following or on the Closing Date.  No Investor shall incur any costs or expenses relating to Form D or such filings under applicable Blue Sky laws.

6.5                               Listing on Securities Exchanges.  In furtherance and not in limitation of any other provision of this Agreement, during any period of time in which the Company’s Common Stock is listed on any national securities exchange, the Company will, at its expense, exercise its best efforts to simultaneously list on such exchange, upon official notice of issuance upon the conversion of the Notes or exercise of the Warrants, and maintain such listing, all Underlying Securities.

6.6                               Registration Rights.  The Underlying Securities shall be entitled to the rights set forth in a Registration Rights Agreement to be entered into by and among the Company and the Investors, in substantially the form attached hereto as Exhibit D (the “Registration Rights Agreement”).

6.7                               Use of Proceeds.  The Company shall use the proceeds from the offering and sale of Units hereunder for maintenance of the Mt. Hope Project and the Liberty Project, and general corporate purposes.

7.                                      Miscellaneous.

7.1                               Entire Agreement; Successors and Assigns.  This Agreement and the other Transaction Documents constitute the entire contract between the parties relative to the subject matter hereof and thereof, and no party shall be liable or bound to the other in any manner by any warranties or representations (express or implied) or agreements or covenants except as specifically set forth herein or therein.  This Agreement and the other Transaction Documents supersede any previous agreement among the parties with respect to the subject matter hereof and thereof.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.  Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

7.2                               Survival of Representations and Warranties.  Notwithstanding any right of the Investors fully to investigate the affairs of the Company and notwithstanding any knowledge of facts determined or determinable by any Investor pursuant to such right of investigation, each Investor has the right to rely fully upon the

18

representations, warranties, covenants and agreements of the Company contained in this Agreement or in any documents delivered pursuant to this Agreement.  All such representations and warranties of the Company contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing hereunder and shall continue in full force and effect until the earlier of (a) the date that is one year after the Closing and (b) the sale of all of the Underlying Securities pursuant to Rule 144 under the 1933 Act or an effective registration statement under the 1933 Act covering the Underlying Securities.  All representations and warranties of the Investors contained in this Agreement shall survive the execution and delivery of this Agreement and the applicable Closing hereunder and shall continue in full force and effect until the date that is one year after the Closing.  The covenants of the Investors and the Company set forth in this Agreement shall survive the applicable Closing.

7.3                               Governing Law; Waiver of Jury Trial.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflict of laws principles.  The parties hereto hereby agree to be subject to the exclusive personal jurisdiction in the federal and state courts of the State of New York located in New York City, New York and any award which may be enforced in regard to this Agreement may be enforced in such federal and state courts of the State of New York.  Each of the parties hereto hereby agrees to irrevocably and unconditionally waive trial by jury in any judicial proceeding between or among the parties arising out of or related to the Contemplated Transactions.

7.4                               Counterparts.  This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.5                               Headings.  The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

7.6                               Notices.  Any notice required or permitted to be given under this Agreement by any party shall be sufficiently given if delivered either (a) by electronic mail at such party’s electronic email address set forth below, or (b) by nationally recognized overnight express company, at such party’s physical address set forth below.  All such notices and other communications shall, when mailed by means of any nationally recognized overnight express company, be effective when delivered to the notice address (as evidenced by any signature for delivery at the notice address), or, if sent by electronic mail during the recipient’s normal business hours, when such notice is sent, and if such notice is sent by electronic mail after the recipient’s normal business hours, then on the next day.  Either party hereto may change its address specified for notices herein by designating a new address by notice in accordance with this Section 7.6.

19

7.7                               Rights of Transferees.  Any and all rights and obligations of each of the Investors herein incident to the ownership of Securities or the Underlying Securities shall pass successively to all subsequent transferees of such securities until extinguished pursuant to the terms hereof; provided, however, that no Investor may transfer or assign its rights under this Agreement (other than to an Affiliate) between the date of this Agreement and the Closing Date.

7.8                               Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or any other provision of this Agreement.

7.9                               Fees and Expenses.  Each party hereto shall pay its own (and its Affiliates’) legal, accounting and other fees, costs and expenses in connection with the Contemplated Transactions, including the fees, costs and expenses of their respective advisors or other representatives in connection with consultation or communication with or other assistance to the other party or its advisors or representatives.

7.10                        Amendments and Waivers.  Unless a particular provision or section of this Agreement requires otherwise explicitly in a particular instance, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor Majority.  Any amendment or waiver effected in accordance with this Section 7.10 shall be binding upon each Investor, each holder of any Securities at the time outstanding (including without limitation securities into which any such Securities are convertible or exercisable), each future holder thereof, and the Company.

7.11                        Company Disclosure Letter.  Information disclosed in any section of the Company Disclosure Letter shall be deemed to be disclosed with respect to the corresponding numbered section of this Agreement, as well as to such other sections of this Agreement to which such disclosure shall reasonably pertain in light of the form and substance of the disclosure made.

7.12                        Construction.  Words (including capitalized terms defined herein) in the singular shall be held to include the plural and vice versa as the context requires.  The words “herein,” “hereinafter,” “hereunder” and words of similar import used in this Agreement shall, unless otherwise stated, refer to this Agreement as a whole and not to any particular provision of this Agreement.  The words “or” and “any” are not exclusive.  All references to “$” in this Agreement and the other agreements contemplated hereby shall refer to United States dollars (unless otherwise specified expressly).  Any reference to any gender includes the other genders.

20

[Remainder of page intentionally left blank; signature page attached.]

21

IF the UNITS will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Amount of Subscription:	Stephen P. Antony
$ 50,000	Print Name of Purchaser

Number of Units to be Purchased: 500	/s/ Stephen P. Antony
Signature of a Purchaser

Social Security Number

Kathleen A. Antony
Print Name of Spouse or Other Purchaser

/s/ Kathleen A. Anthony
Signature of Spouse or Other Purchaser

Social Security Number

Address and Fax Number

E-mail Address

State of Domicile: Colorado

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	Corporate Counsel - VP Human Resources	with a copy to:
Bryan Cave LLP
Date:	December 22, 2014	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST or OTHER ENTITY, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Amount of Subscription:	Bella Holdings LLC
$ 150,000	Print Full Legal Name of Partnership,
Company, Limited Liability Company,
Trust or Other Entity
Number of Units to be Purchased: 1,500

	By:	/s/ Robert David Russell
(Authorized Signatory)
	Name:	Robert David Russell
	Title:	Member

Address and Fax Number

Taxpayer Identification Number

Date and State of Incorporation or Organization: June 2012, Wyoming

Date on which Taxable Year Ends: Dec. 31

E-mail Address

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	Corporate Counsel - VP Human Resources	with a copy to:
Bryan Cave LLP
Date:	December 22, 2014	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the UNITS will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Amount of Subscription:	Michael K. Branstetter
$ 15,000	Print Name of Purchaser

Number of Units to be Purchased: 150	/s/ Michael K. Branstetter
Signature of a Purchaser

Social Security Number

Nancy A. Branstetter
Print Name of Spouse or Other Purchaser

/s/ Nancy A. Branstetter
Signature of Spouse or Other Purchaser

Social Security Number

Address and Fax Number

E-mail Address

State of Domicile: Idaho

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	Corporate Counsel - VP Human Resources	with a copy to:
Bryan Cave LLP
Date:	December 22, 2014	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST or OTHER ENTITY, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Amount of Subscription: $ 40,000	Hull & Branstetter Chartered Profit Sharing Plan: FBO Michael K. Branstetter
Print Full Legal Name of Partnership,
Company, Limited Liability Company,
Trust or Other Entity
Number of Units to be Purchased: 400

	By:	/s/ Michael K. Branstetter
(Authorized Signatory)
	Name:	Michael K. Branstetter
	Title:	Trustee

Address and Fax Number

Taxpayer Identification Number

Date and State of Incorporation or Organization: 7/1/1974

Date on which Taxable Year Ends: 12/31

E-mail Address

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	Corporate Counsel - VP Human Resources	with a copy to:
Bryan Cave LLP
Date:	December 22, 2014	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the INVESTOR is an INDIVIDUAL, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Amount of Subscription:	David Chaput
$ 60,000	Print Name

Number of Units to be Purchased: 600	/s/ David Chaput
Signature of Investor

Social Security Number

Address and Fax Number

E-mail Address

State of Domicile: Illinois

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
y:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	VP Human Resources, Corp. Counsel	with a copy to:
Bryan Cave LLP
Date:	12/19/14	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the INVESTOR is an INDIVIDUAL, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Amount of Subscription:	Nelson Feng Chen
$ 100,000	Print Name

Number of Units to be Purchased: 1,000	/s/ Nelson F. Chen
Signature of Investor

Social Security Number

Address and Fax Number

E-mail Address

State of Domicile: Hong Kong

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ David Chaput	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	David Chaput	Email: bhansen@generalmoly.com

Title:	CFO	with a copy to:
Bryan Cave LLP
Date:	12/18/14	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the INVESTOR is an INDIVIDUAL, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Amount of Subscription:	Judy Deutsch
$ 200,000	Print Name

Number of Units to be Purchased: 2,000	/s/ Judy Deutsch
Signature of Investor

Social Security Number

Address and Fax Number

E-mail Address

State of Domicile: New York

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	Corporate Counsel - VP Human Resources	with a copy to:
Bryan Cave LLP
Date:	December 22, 2014	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the INVESTOR is an INDIVIDUAL, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Amount of Subscription:	Jonathan Drimmer
$ 50,000	Print Name

Number of Units to be Purchased: 500	/s/ Jonathan Drimmer
Signature of Investor

Social Security Number

Address and Fax Number

E-mail Address

State of Domicile: Maryland

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	Corporate Counsel - VP Human Resources	with a copy to:
Bryan Cave LLP
Date:	December 22, 2014	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST or OTHER ENTITY, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Amount of Subscription:	MHT Investments LLC
$ 170,000	Print Full Legal Name of Partnership,
Company, Limited Liability Company,
Trust or Other Entity

Number of Units to be Purchased: 1,700

	By:	/s/ Stephen Drimmer
(Authorized Signatory)
	Name:	Stephen Drimmer
	Title:	Manager

Address and Fax Number

Taxpayer Identification Number

Date and State of Incorporation or
	Organization:	1/13/12 — Colorado

	Date on which Taxable Year Ends:	12/31

E-mail Address

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	Corporate Counsel — VP Human Resources	with a copy to:
Bryan Cave LLP
Date:	December 22, 2014	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST or OTHER ENTITY, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Amount of Subscription:	Fox Law Group Defined
$ 80,000	Print Full Legal Name of Partnership,
Company, Limited Liability Company,
Trust or Other Entity
Number of Units to be Purchased: 800

	By:	/s/ Samuel J. Fox
(Authorized Signatory)
	Name:	Samuel J. Fox
	Title:	Owner

Address and Fax Number

Taxpayer Identification Number

Date and State of Incorporation or Organization: California

Date on which Taxable Year Ends: 12/31

E-mail Address

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	Corporate Counsel - VP Human Resources	with a copy to:
Bryan Cave LLP
Date:	December 22, 2014	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the UNITS will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Amount of Subscription:	Bruce D. Hansen
$ 1,500,000	Print Name of Purchaser

Number of Units to be Purchased: 15,000	/s/ Bruce D. Hansen
Signature of a Purchaser

Social Security Number

Bong T. Hansen
Print Name of Spouse or Other Purchaser

/s/ Bong T. Hansen
Signature of Spouse or Other Purchaser

Social Security Number

Address and Fax Number

E-mail Address

State of Domicile: Colorado

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	Corporate Counsel - VP Human Resources	with a copy to:
Bryan Cave LLP
Date:	December 22, 2014	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the UNITS will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Amount of Subscription:	Kenneth D. Hansen
$ 100,000	Print Name of Purchaser

Number of Units to be Purchased: 1,000	/s/ Kenneth D. Hansen
Signature of a Purchaser

Social Security Number

Mildred Elaine Hansen
Print Name of Spouse or Other Purchaser

/s/ Mildred Elaine Hansen
Signature of Spouse or Other Purchaser

Social Security Number

Address and Fax Number

E-mail Address

State of Domicile: Colorado

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	Corporate Counsel - VP Human Resources	with a copy to:
Bryan Cave LLP
Date:	December 22, 2014	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the INVESTOR is an INDIVIDUAL, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Amount of Subscription:		Patrick M. James
$ 50,000		Print Name

Number of Units to be Purchased: 500		/s/ Patrick M. James
Signature of Investor

Social Security Number

Address and Fax Number

E-mail Address

		State of Domicile:	Colorado

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	Corporate Counsel - VP Human Resources	with a copy to:
Bryan Cave LLP
Date:	December 22, 2014	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the UNITS will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Amount of Subscription:		Eric T. Kolstad
$ 10,000		Print Name of Purchaser

Number of Units to be Purchased: 100		/s/ Eric T. Kolstad
Signature of a Purchaser

Social Security Number

Lorena R. Kolstad
Print Name of Spouse or Other Purchaser

/s/ Lorena R. Kolstad
Signature of Spouse or Other Purchaser

Social Security Number

Address and Fax Number

E-mail Address

		State of Domicile:	California

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	Corporate Counsel - VP Human Resources	with a copy to:
Bryan Cave LLP
Date:	December 22, 2014	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the INVESTOR is an INDIVIDUAL, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Amount of Subscription:		Gary and Lynn Loving Family Trust dated 2/1/1997
$ 200,000		Print Name

Number of Units to be Purchased: 2,000		/s/ Gary A. Loving
Signature of Investor

Social Security Number

Address and Fax Number

E-mail Address

		State of Domicile:	Arizona

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	Corporate Counsel - VP Human Resources	with a copy to:
Bryan Cave LLP
Date:	December 22, 2014	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the INVESTOR is an INDIVIDUAL, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Amount of Subscription:		William Matlack
$ 400,000		Print Name

Number of Units to be Purchased: 4,000		/s/ William Matlack
Signature of Investor

Social Security Number

Address and Fax Number

E-mail Address

		State of Domicile:	Nevada

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	Corporate Counsel - VP Human Resources	with a copy to:
Bryan Cave LLP
Date:	December 22, 2014	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the INVESTOR is an INDIVIDUAL, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Amount of Subscription:		F. Steven Mooney
$ 5,000,000		Print Name

Number of Units to be Purchased: 50,000		/s/ F. S. Mooney
Signature of Investor

Social Security Number

Address and Fax Number

E-mail Address

		State of Domicile:	Colorado

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	Corporate Counsel - VP Human Resources	with a copy to:
Bryan Cave LLP
Date:	December 22, 2014	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the UNITS will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Amount of Subscription:		Robert I. Pennington
$ 150,000		Print Name of Purchaser

Number of Units to be Purchased: 1,500		/s/ R. Pennington
Signature of a Purchaser

Social Security Number

Dolores R. Pennington
Print Name of Spouse or Other Purchaser

/s/ Dolores R. Pennington
Signature of Spouse or Other Purchaser

Social Security Number

Address and Fax Number

E-mail Address

		State of Domicile:	Arizona

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ David Chaput	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	David Chaput	Email: bhansen@generalmoly.com

Title:	CFO	with a copy to:
Bryan Cave LLP
Date:	12/18/14	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the UNITS will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

Amount of Subscription:	R. Scott Roswell
$ 60,000	Print Name of Purchaser

Number of Units to be Purchased: 600	/s/ R. Scott Roswell
Signature of a Purchaser

Social Security Number

Sheri H. Roswell
Print Name of Spouse or Other Purchaser

/s/ Sheri H. Roswell
Signature of Spouse or Other Purchaser

Social Security Number

Address and Fax Number

E-mail Address

	State of Domicile:	Colorado

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ David Chaput	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	David Chaput	Email: bhansen@generalmoly.com

Title:	CFO	with a copy to:
Bryan Cave LLP
Date:	12/18/14	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the INVESTOR is an INDIVIDUAL, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Amount of Subscription:	Lee M. Shumway
$ 100,000	Print Name

Number of Units to be Purchased: 1,000	/s/ Lee M. Shumway
Signature of Investor

Social Security Number

Address and Fax Number

E-mail Address

	State of Domicile:	Nevada

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	Corporate Counsel - VP Human Resources	with a copy to:
Bryan Cave LLP
Date:	December 22, 2014	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

IF the INVESTOR is an INDIVIDUAL, please complete the following:

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Amount of Subscription:	Self Directed IRA Services, Inc. Custodian
$ 50,000	FBO Gary R. Steele IRA 201313364
Print Name

Number of Units to be Purchased: 500	/s/ Gary R. Steele
Signature of Investor

Social Security Number

Address and Fax Number

E-mail Address

	State of Domicile:	Colorado

Accepted and Agreed to as of the date first above written:

GENERAL MOLY, INC.		Address for notices:
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
By:	/s/ R. Scott Roswell	Attention: Bruce D. Hansen
Telephone: (303) 928-8599
Name:	R. Scott Roswell	Email: bhansen@generalmoly.com

Title:	Corporate Counsel - VP Human Resources	with a copy to:
Bryan Cave LLP
Date:	December 22, 2014	1700 Lincoln Street, Suite 4100
Denver, CO 80203
Attention: Charles D. Maguire, Jr.
Telephone: (303) 866-0550
Email: charles.maguire@bryancave.com

[Signature Page to Unit Subscription Agreement]

EXHIBITS TO THE UNIT SUBSCRIPTION AGREEMENT

Company Disclosure Letter

Exhibit A:                                         Schedule of Investors

Exhibit B:                                         Form of Note

Exhibit C:                                         Form of Warrant

Exhibit D:                                         Form of Registration Rights Agreement

Exhibit E:                                          Accredited Investor Questionnaire

Exhibit A

Schedule of Investors

Investor Name	Number of Units Purchased
Stephen and Kathleen Antony	500
Hull & Branstetter Chartered Profit Sharing Plan	400
Michael and Nancy Branstetter	150
David Chaput	600
Nelson Chen	1,000
Judy Deutsch	2,000
Jonathan Drimmer	500
MHT Investments LLC (Stephen Drimmer)	1,700
Fox Law Group	800
Bruce and Bong Hansen	15,000
Kenneth and Mildred Hansen	1,000
Patrick James	500
Eric and Lorena Kolstad	100
Gary and Lynn Loving Family Trust	2,000
William Matlack	4,000
F. Steven Mooney	50,000
Robert and Dolores Pennington	1,500
Robert and Sheri Roswell	600
Bella Holdings LLC (Robert David Russell)	1,500
Lee Shumway	1,000
Self-Directed IRA Services Inc. (Gary Steele)	500
TOTAL:	85,350

Exhibit B

Form of Note

Exhibit C

Form of Warrant

Exhibit D

Form of Registration Rights Agreement

Exhibit E

Accredited Investor Questionnaire

To ensure that the Units are sold pursuant to an appropriate exemption from registration under applicable Federal and State securities laws, the Investor is furnishing certain additional information by checking each boxes below preceding any statement below that is applicable to the Investor.  The Investor certifies that the information contained in each of the following checked statements (to be checked by the investor only if applicable) is true and correct and hereby agrees to notify the Company of any changes that may occur in such information prior to the Company’s acceptance of any subscription.

1.                                      [  ]                                  The Investor is a natural person whose individual net worth or joint net worth with his or her spouse as of the date hereof is in excess of $1,000,000. For purposes of this item 1, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities.

2.                                      [  ]                                  The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recently completed years or joint income with his or her spouse in excess of $300,000 in each of those years and has reasonable expectation of reaching the same income level in the current year.

3.                                      [  ]                                  The Investor is a director or an executive officer of the Company.

4.                                      [  ]                                  The Investor is an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of investing in the Securities, with total assets in excess of $5,000,000.

5.                                      [  ]                                  The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, and the investment in the Securities is being directed by a sophisticated person, which, for purposes of this representation, means a person who has such knowledge and experience in financial and business matters that the person is capable of evaluating the merits and risks of the prospective investment in the Securities

6.                                      [  ]                                  The Investor is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), and either the decision to invest in the Securities has been made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment advisor, or the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, investment decisions are made solely by persons who are accredited investors.

7.                                      [  ]                                  The Investor is a private business development company as defined in Section 202 (a)(22) of the Investment Advisers Act of 1940.

8.                                      [  ]                                  The Investor is a bank, as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity.

9.                                      [  ]                                  The Investor is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

10.                               [  ]                                  The Investor is an insurance company as defined in Section 2(13) of the Act.

11.                               [  ]                                  The Investor is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

12.                               [  ]                                  The Investor is a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

13.                               [  ]                                  The Investor is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

14.                               [  ]                                  The Investor is an entity in which each of the equity owners is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Act.  If you checked this Item 14, please complete the following part of this question:

(1) List all equity owners:

(2) What is the type of entity?